UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 6, 2006
                                                 -------------------------------

                              GSAMP Trust 2006-HE2
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                         (Exact name of issuing entity)


               Credit-Based Asset Servicing and Securitization LLC
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               (Exact name of sponsor as specified in its charter)


                          GS Mortgage Securities Corp.
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              (Exact name of depositor as specified in its charter)


      Delaware                    333-127620-28                  13-3387389
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(State or other jurisdiction    (Commission File               (IRS Employer
of incorporation of Depositor)  Number of Issuing            Identification No.
                                     Entity)                    of Depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of Depositor)    (Zip Code of Depositor)

Depositor's telephone number, including area code      (212) 902-1000
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

      On April 6, 2006, GS Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as sponsor and U.S. Bank National Association, as trustee, of GSAMP Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, having an aggregate initial principal amount of $578,923,000, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of April 4, 2006, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class R, Class R-X Class CE and Class P (the "Private Certificates") were sold to Goldman, Sachs & Co. on April 6, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------
(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of April 4, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as sponsor and U.S. Bank National Association, as trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between GS Mortgage Securities Corp., as purchaser and Credit-Based Asset Servicing and Securitization LLC, as seller (included as Exhibit P-1 to Exhibit 4).

Exhibit 10.2 Mortgage Loan Purchase and Warranties Agreement, dated as of April 6, 2006, between the Goldman Sachs Mortgage Company, as seller and Credit-Based Asset Servicing and Securitization LLC, as purchaser (included as Exhibit P-2 to Exhibit 4).

Exhibit 10.2 ISDA Master Agreement, dated as of April 6, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of April 6, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to
              Exhibit 4).

Exhibit 10.4 Credit Support Annex, dated as of April 6, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to Exhibit 4).

Exhibit 10.5 Confirmation, dated as of April 6, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to Exhibit 4).

Exhibit 10.6 Custodial Agreement, dated as of April 1, 2006, by and among U.S. Bank National Association, as trustee, Litton Loan Servicing, LP, as servicer and The Bank of New York, as custodian (included as Exhibit R to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 21, 2006                      GS MORTGAGE SECURITIES CORP.


                                          By:     /s/ Michelle Gill
                                              ----------------------------------
                                              Name:   Michelle Gill
                                              Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.           Description                                Electronic (E)
-----------           -----------                                --------------
1                     Underwriting Agreement, dated as of              (E)
                      April 4, 2006, by and between GS
                      Mortgage Securities Corp., as
                      depositor and Goldman, Sachs & Co.,
                      as underwriter.

4                     Pooling and Servicing Agreement,                 (E)
                      dated as of March 1, 2006, by and
                      among the Company, as depositor,
                      Litton Loan Servicing LP, as
                      servicer, Credit-Based Asset
                      Servicing and Securitization LLC, as
                      sponsor and U.S. Bank National
                      Association, as trustee.

10.1                  Mortgage Loan Purchase Agreement,                (E)
                      dated as of March 1, 2006, between GS
                      Mortgage Securities Corp., as
                      purchaser and Credit-Based Asset
                      Servicing and Securitization LLC, as
                      seller (included as Exhibit P-1 to
                      Exhibit 4).

10.2                  Mortgage Loan Purchase and Warranties            (E)
                      Agreement, dated as of April 6, 2006,
                      between Goldman Sachs Mortgage
                      Company, as seller and Credit-Based
                      Asset Servicing and Securitization
                      LLC, as purchaser (included as
                      Exhibit P-2 to Exhibit 4).

10.3                  ISDA Master Agreement, dated as of               (E)
                      April 6, 2006, by and between
                      Barclays Bank PLC, the swap provider,
                      and U.S. Bank National Association,
                      the trustee (included as Exhibit Q to
                      Exhibit 4).

10.4                  Schedule to the Master  Agreement,               (E)
                      dated as of April 6, 2006, by and
                      between Barclays Bank PLC, the swap
                      provider, and U.S. Bank National
                      Association, the trustee (included as
                      Exhibit Q to Exhibit 4).

10.5                  Credit Support Annex, dated as of                (E)
                      April 6, 2006, by and between
                      Barclays Bank PLC, the swap provider,
                      and U.S. Bank National Association,
                      the trustee (included as Exhibit Q to
                      Exhibit 4).

10.6                  Confirmation, dated as of April 6,               (E)
                      2006, by and between Barclays Bank
                      PLC, the swap provider, and U.S. Bank
                      National Association, the trustee
                      (included as Exhibit Q to Exhibit 4).

10.7                  Custodial Agreement, dated as of                 (E)
                      April 1, 2006, by and among U.S. Bank
                      National Association, as trustee,
                      Litton Loan Servicing, LP, as
                      servicer and The Bank of New York, as
                      custodian (included as Exhibit R to
                      Exhibit 4).